UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 15, 2007

BANCTRUST FINANCIAL GROUP, INC.

(Exact name of registrant as specified in its charter)

Alabama	0-15423	63-0909434
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

100 St. Joseph Street, Mobile, Alabama	36602
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (251) 431-7800

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On October 16, 2007, BancTrust Financial Group, Inc. (“BancTrust”) entered into a Loan Agreement with, and executed a $38 million Promissory Note in favor of, The Bankers Bank, N.A., Atlanta, Georgia (“The Bankers Bank”). The $38 million credit facility evidenced by this Loan Agreement and Promissory Note has a term of three years and requires payment of interest only during the three-year term at the rate of one-month LIBOR plus 145 basis points. The 145 basis point spread over one-month LIBOR increases if BancTrust’s ratio of non-performing assets to total loans and other real estate owned exceeds certain threshold amounts. The Loan Agreement contains customary covenants, representations, warranties and restrictions. This credit facility is secured by the stock of BancTrust’s Alabama chartered banking subsidiary and its Florida chartered banking subsidiary. The proceeds of this loan are being used to fund BancTrust’s acquisition of The Peoples BancTrust Company, Inc. (“Peoples”).

BankersBanc Capital Corporation, an affiliate of The Bankers Bank, served as BancTrust’s financial advisor and delivered a fairness opinion to BancTrust’s board of directors in connection with the acquisition of Peoples. For its services, BankersBanc Capital Corporation was paid fees totaling approximately $470 thousand.

This description of The Bankers Bank credit facility and loan documents does not purport to be complete and is qualified in its entirety by reference to the Loan Agreement and Promissory Note, which are included as Exhibits 10.1 and 10.2, respectively, to this report and are incorporated herein by reference.

Item 2.01	Completion of Acquisition or Disposition of Assets

On October 15, 2007, BancTrust completed its acquisition by merger of Peoples pursuant to the terms of the Agreement and Plan of Merger dated May 21, 2007 between BancTrust and Peoples. A copy of the press release announcing the completion of the merger is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Under the terms of the merger agreement, Peoples shareholders will receive approximately 6.29 million shares of BancTrust common stock and $37.8 million in cash for all of Peoples’ outstanding common stock.

The Bankers Bank provided the funding for this acquisition. BankersBanc Capital Corporation, an affiliate of The Bankers Bank, served as BancTrust’s financial advisor and delivered a fairness opinion to BancTrust’s board of directors in connection with this acquisition. For its services, BankersBanc Capital Corporation was paid fees totaling approximately $470 thousand.

The foregoing description of the merger agreement does not purport to be complete and is qualified in its entirety by reference to the merger agreement, which is included as Exhibit 2.1 to this report and is incorporated herein by reference.

Item 8.01	Other Events

On October 11, 2007, BancTrust and Peoples announced that their shareholders had approved the merger and the terms of the Agreement and Plan of Merger. A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Forward Looking Statements

This report contains forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Act of 1995. Forward-looking statements may be identified by the use of words such as “anticipate,” “believe,” “expect,” “estimate,” “plan,” “outlook,” “project” and other similar expressions that predict or indicate future events or trends or that are not statements of historical fact. These statements involve risks and uncertainties that may cause results to differ materially from those set forth in these statements. BancTrust cautions readers that results and events subject to forward-looking statements could differ materially due to the following factors, among others: the risk that the businesses of BancTrust and/or Peoples in connection with the their merger will not be integrated successfully or such integration may be more difficult, time-consuming or costly than expected; expected revenue synergies and cost savings from the merger may not be fully realized, or may not be realized within the expected time frame; revenues following the merger may be lower than expected; customer and employee relationships and business operations may be disrupted by the merger; possible changes in economic and business conditions; the existence or exacerbation of general geopolitical instability and uncertainty; disruptions in the financial markets; possible changes in monetary and fiscal policies, and laws and regulations; the cost and other effects of legal and administrative cases; possible changes in the credit worthiness of customers and the possible impairment of collectibility of loans; the effects of changes in interest rates and other risks and factors identified in BancTrust’s and Peoples’ filings with the Securities and Exchange Commission (the “SEC”). BancTrust does not undertake any obligation to update any forward-looking statement, whether written or oral, relating to the matters discussed in this report.

Item 9.01	Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired.

The financial statements required by this item will be filed by amendment to this current report on Form 8-K no later than seventy-one (71) days after the date on which this current report on Form 8-K is required to be filed.

(b)	Pro Forma Financial Information.

The pro forma financial information required by this item will be filed by amendment to this current report on Form 8-K no later than seventy-one (71) days after the date on which this current report on Form 8-K is required to be filed.

(d)	Exhibits.

Exhibit No.	Description
2.1	Agreement and Plan of Merger dated May 21, 2007 (incorporated by reference from BancTrust’s current report on Form 8-K filed May 23, 2007).

10.1	Loan Agreement dated October 16, 2007 by and between The Bankers Bank, N.A. and BancTrust Financial Group, Inc.

10.2	Promissory Note made as of October 16, 2007 by BancTrust Financial Group, Inc. in favor of The Bankers Bank, N.A.

99.1	Press Release dated October 15, 2007.

99.2	Press Release dated October 11, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

BANCTRUST FINANCIAL GROUP, INC.

DATE: October 18, 2007	By:	/s/ F. Michael Johnson
F. Michael Johnson
Chief Financial Officer

EXHIBIT INDEX

SEC Assigned Exhibit Number	Description of Exhibit
2.1	Agreement and Plan of Merger dated May 21, 2007 (incorporated by reference from BancTrust’s current report on Form 8-K filed May 23, 2007).

10.1	Loan Agreement dated October 16, 2007 by and between The Bankers Bank, N.A. and BancTrust Financial Group, Inc.

10.2	Promissory Note made as of October 16, 2007 by BancTrust Financial Group, Inc. in favor of The Bankers Bank, N.A.

99.1	Press Release dated October 15, 2007.

99.2	Press Release dated October 11, 2007.